EXHIBIT I
                                  BSMSI 1996-6
              MORTGAGE COLLATERAL SUMMARY AS OF SEPTEMBER 30, 1996
Total Pool
-----------
Number of Loans                                     2,624
Aggregate Unpaid Principal Balance           $103,486,742
Aggregate Arrearage Amount                   $ 22,460,614
Aggregate Legal Balance                      $125,947,356

                                    % of
                                 Legal Balance
Property Type*
--------------
Single Family                                         89%
Two-Four Family                                        2%
Condo                                                  2%
Townhouse/Rowhouse                                     7%

*In most cases, information as to the type of property was not available in the mortgage loan file. In such cases, the type of mortgage property was collected from the applicable BPO.

State (more than) 5%
--------------------
Arizona                                               20%
Florida                                               19%
Oklahoma                                              10%
Pennsylvania                                           9%
Ohio                                                   9%
Illinois                                               7%
New York                                               7%

Original Principal Balance
--------------------------
$10,000 or Less                              Less Than 1%
  $10,001        -         $20,000                     4%
  $20,001        -         $30,000                     9%
  $30,001        -         $40,000                    13%
  $40,001        -         $50,000                    15%
  $50,001        -         $60,000                    17%
  $60,001        -         $70,000                    15%
  $70,001        -         $80,000                    12%
  $80,001        -         $90,000                    10%
  $90,001        -        $100,000                     3%
Greater than $100,000                                  1%

                                   EXHIBIT I
                                  BSMSI 1996-6
              MORTGAGE COLLATERAL SUMMARY AS OF SEPTEMBER 30, 1996

                                                        % of
                                                   Legal Balance
Unpaid Principal Balance
------------------------
$10,000 or Less                                         1%
  $10,001     -       $20,000                           5%
  $20,001     -       $30,000                           9%
  $30,001     -       $40,000                          13%
  $40,001     -       $50,000                          16%
  $50,001     -       $60,000                          17%
  $60,001     -       $70,000                          16%
  $70,001     -       $80,000                          12%
  $80,001     -       $90,000                           8%
  $90,001     -      $100,000                           2%
Greater than $100,000                                   1%

Largest Unpaid Principal Balance                  $116,772
Average Unpaid Principal Balance                   $39,439

Arrearage Amount
-----------------
No Interest Arrearage Amount                           12%
$1,000 or Less                                          2%
  $1,001     -      $5,000                             12%
  $5,001     -     $10,000                             18%
 $10,001     -     $15,000                             18%
 $15,001     -     $20,000                             16%
 $20,001     -     $25,000                             10%
 $25,001     -     $30,000                              8%
Greater Than $30,000                                    4%

Largest Arrearage Amount                           $61,294
Average Arrearage Amount                           $11,230

Legal Balance
--------------
$10,000 or Less                                         1%
  $10,001    -    $20,000                               3%
  $20,001    -    $30,000                               5%
  $30,001    -    $40,000                               9%
  $40,001    -    $50,000                              10%
  $50,001    -    $60,000                              13%
  $60,001    -    $70,000                              15%
  $70,001    -    $80,000                              11%
  $80,001    -    $90,000                              13%
  $90,001    -   $100,000                               8%
Greater than $100,000                                  11%

Largest Legal Balance                             $143,235
Average Legal Balance                              $47,998

                                   EXHIBIT I
                                  BSMSI 1996-6
              MORTGAGE COLLATERAL SUMMARY AS OF SEPTEMBER 30, 1996

                                                       % of
                                                  Legal Balance

UPB/Quick Sale Value ("BPO LTV")
--------------------------------
50.00% or Less                                          9%
  50.01%    -       55.00%                              3%
  55.01%    -       60.00%                              5%
  60.01%    -       65.00%                              6%
  65.01%    -       70.00%                              7%
  70.01%    -       75.00%                             10%
  75.01%    -       80.00%                             11%
  80.01%    -       85.00%                             13%
  85.01%    -       90.00%                             17%
  90.01%    -       95.00%                             12%
  95.01%    -      100.00%                              4%
 100.01%    -      110.00%                              2%
 110.01%    -      120.00%                              1%
 120.01%    -      125.00%                    Less Than 1%

Weighted Average BPO LTV                            75.92%

Note: None of the mortgage loans are insured by FHA and none have mortgage insurance.

                                   EXHIBIT I
                                  BSMSI 1996-6
              MORTGAGE COLLATERAL SUMMARY AS OF SEPTEMBER 30, 1996

                                                      % of
                                                  Legal Balance

Total Debt/Quick Sale Value ("Total Debt LTV")
----------------------------------------------
Note: Loans without Arrearage Amount are included.
50.00% or Less                                          5%
  50.01%     -      55.00%                              2%
  55.01%     -      60.00%                              3%
  60.01%     -      65.00%                              2%
  65.01%     -      70.00%                              3%
  70.01%     -      75.00%                              4%
  75.01%     -      80.00%                              6%
  80.01%     -      85.00%                              6%
  85.01%     -      90.00%                              7%
  90.01%     -      95.00%                             10%
  95.01%     -     100.00%                              9%
 100.01%     -     110.00%                             19%
 110.01%     -     120.00%                             14%
 120.01%     -     125.00%                              4%
Greater than 125.00%                                    6%

Weighted Average Total Dept LTV                     94.02%
----------------------------------------------------------
BPO Type
---------
UPB Less Than %5000 and No BPO received       Less Than 1%
Standard BPO drive-by valuation
  which takes into account                             64%
   local listings and comparable properties, no
   interior inspection is performed
Statistical BPO-market valuation based on regional
   data such as historical trends, recent sales
   and market conditions, no property inspection
   is performed                                        36%

Seasoning**
-----------
     1     -        60 months                           5%
    61     -        72 months                           1%
    73     -        84 months                           5%
    85     -        96 months                           9%
    97     -       108 months                          11%
   109     -       120 months                          20%
Greater than 120 months                                50%

Weighted Average Seasoning                            130 Months

** Seasoning based on the date of origination or, if applicable, the date of the most recent modification.

                                   EXHIBIT I
                                 BSMSI 1996-6
              MORTGAGE COLLATERAL SUMMARY AS OF SEPTEMBER 30, 1996

                                                      % of
                                                 Legal Balance

HUD Seasoning*
--------------
Unknown                                                 9%
  12   -       48 months                      Less Than 1%
  49   -       60 months                               27%
  61   -       72 months                               20%
  73   -       84 months                               14%
  85   -       96 months                               10%
  97   -      108 months                                5%
 109   -      120 months                                4%
Greater than 120 months                                11%

Weighted Average HUD Seasoning                         80 Months

* Number of months since the loan was assigned to HUD

Original Term
-------------
    1    -      120 months                    Less Than 1%
  121    -      180 months                              1%
  181    -      240 months                              1%
  241    -      300 months                              3%
  301    -      359 months                              1%
360 months                                             94%

Weighted Average Original Term                        354 Months

Calculated Remaining Term (Based on UPB only)
---------------------------------------------
    1    -      60 months                     Less Than 1%
   61    -     120 months                               2%
  121    -     180 months                               4%
  181    -     240 months                               9%
  241    -     300 months                              33%
  301    -     360 months                              52%


Weighted Average Calculated Remaining Term            288 Months

Stated Rem. Term (Based on original maturity date)
--------------------------------------------------
    1    -      60 months                               2%
   61    -     120 months                               4%
  121    -     180 months                              16%
  181    -     240 months                              33%
  241    -     300 months                              42%
  301    -     360 months                               3%

Weighted Average Stated Remaining Term                223 Months

                                   EXHIBIT I
                                  BSMSI 1996-6
              MORTGAGE COLLATERAL SUMMARY AS OF SEPTEMBER 30, 1996

                                                      % of
                                                  Legal  Balance

Gross Coupon
------------
Less than 7.00%                               Less than 1%
          7.00%  -  7.49%                               1%
          7.50%  -  7.99%                               1%
          8.00%  -  8.49%                               3%
          8.50%  -  8.99%                               9%
          9.00%  -  9.49%                               6%
          9.50%  -  9.99%                              16%
         10.00%  - 10.49%                              15%
         10.50%  - 10.99%                              15%
         11.00%  - 11.49%                               6%
         11.50%  - 11.99%                               7%
         12.00%  - 12.49%                               5%
         12.50%  - 12.99%                               5%
         13.00%  - 13.49%                               4%
         13.50%  - 13.99%                               2%
14.00% or more                                          5%

Weighted Average Gross Coupon                       10.50%

Delinquency Status (as of 9/30/96)
----------------------------------
Current                                                88%
30 days                                                12%
60 days+                                                0%

                            BSMSI 1996-6 FHLMC T-004
                             COLLATERAL COMPARISON

                                      BSMSI 1996-6                 FHLMC T-004

Total Loans                               2,624                         9,825

Aggregate UPB                      $103,486,742                  $419,382,190
Aggregate Arrearage                $ 22,460,614                  $ 86,130,589
Legal Balance                      $125,947,356                  $505,512,779

Minimum UPB                        $        437                  $        104
Maximim UPB                        $     16,772                  $    133,874
Average UPB                        $     39,439                  $     42,685

Minimum Arrearage                  $          0                  $          0
Maximum Arrearage                  $     61,294                  $     92,698
Average Arrearage*                 $     11,230                  $     11,905
No Arrearage                              15.17%                        15.40%

* Includes only those loans with an arrearage
  balance greater than 0.
Minimum Gross Rate                         5.25%                         3.00%
Maximum Gross Rate                        17.50%                        16.50%
Wtd. Avg. Gross Rate                      10.40%                        10.00%

Earliest Origination                       1960                          1959
Latest Origination                         1991                          1992
Percent Unknown                            1.30%                         3.70%
Wtd. Avg. of Known                         1985                          1985

Wtd. Avg. LTV                             75.92%                        78.85%
Wtd. Avg. TLTV                            92.40%                        97.87%
LTV greater than 80%                      49.00%                        48.58%
LTV greater than 100%                      4.00%                        16.79%
TLTV greater than 80%                     74.12%                        71.16%
TLTV greater than 100%                    40.31%                        45.43%

Fixed Rate                                  100%                           98%
Adjustable Rate                               0%                            2%

State                              AZ        20%            TX             12%
Concentration                      FL        19%            CO             10%
                                   OK        11%            CA             10%
                                   PA         9%            TN              6%
                                   OH         9%            GA              6%

Borrowers in Bankruptcy                    0.00%                         2.60%

Note: Percentages are based on UPB as of 10/1/96.

